UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SILO PHARMA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T01499-P55274 SILO PHARMA, INC. 677 N. WASHINGTON BLVD SARASOTA, FL 34236 SILO PHARMA, INC. 2026 Annual Meeting Vote by August 13, 2026 11:59 PM ET Vote in Person at the Meeting* August 14, 2026 11:00 a.m. Eastern Time 677 N. Washington Boulevard Sarasota, Florida 34236 You invested in SILO PHARMA, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 14, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 31, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". T01500-P55274 Voting Items Board Recommends 1. Election of the following four (4) director nominees to hold office until the 2027 Annual Meeting. For Nominees: 01) ERIC WEISBLUM 02) WAYNE D. LINSLEY 03) DR. KEVIN MUÑOZ 04) DR. JEFF PAVELL 2. To ratify the appointment of Salberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares from 6,666,667 to 250,000,000. For 4. To authorize the adjournment of the 2026 Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the 2026 Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals. For NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.